UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report: September 7, 2022
(Date of earliest event reported)
SUN COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

Maryland				1-12616	38-2730780
(State of Incorporation)				Commission file number	(I.R.S. Employer Identification No.)

27777 Franklin Rd.	Suite 200,	Southfield,	Michigan		48034
(Address of Principal Executive Offices)					(Zip Code)
(248) 208-2500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SUI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 7, 2022, John B. McLaren tendered his resignation from his positions as President and Chief Operating Officer of Sun Communities, Inc. (the “Company”), effective as of December 31, 2022. Mr. McLaren will remain with the Company as its Executive Vice President of Entitlement and Integration for MH Development, in which role he will focus on entitling and integrating new manufactured housing developments.

Also on September 7, 2022, the Company appointed Bruce D. Thelen as its Chief Operating Officer and Executive Vice President, effective as of December 31, 2022. Mr. Thelen, age 38, joined the Company in January 2018 and currently serves as Executive Vice President, Operations and Sales. In this role, he has led the manufactured home sales and leasing subsidiary, Sun Home Services, Inc. Before joining the Company, Mr. Thelen was with Skyline Champion, a national manufactured home builder, most recently as the Vice President of Sales and Marketing. Prior to that, he was a consultant with the management consulting firm Booz & Company. He received a B.S.B.A. from Central Michigan University.

Also on September 7, 2022, the Company appointed Gary A. Shiffman as its President, effective as of December 31, 2022. Mr. Shiffman, age 68, has been a director and executive officer of the Company since its inception in 1993 and currently serves as Chairman and Chief Executive Officer. Mr. Shiffman has been actively involved in the management, acquisition, construction, and development of manufactured housing communities and has developed an extensive network of industry relationships over the past thirty years. He has overseen the acquisition, rezoning, development, expansion, and marketing of numerous manufactured home and recreational vehicle communities, as well as marinas.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN COMMUNITIES, INC.
Dated: September 7, 2022	By:	/s/ Fernando Castro-Caratini
Fernando Castro-Caratini, Executive Vice President, Chief Financial Officer, Secretary and Treasurer